UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 1999

                         PHOENIX HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                  0-20354                      23-2596710
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)
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4514 Travis Street, Suite 330, Dallas, TX                           75205
 (Address of principal executive offices)                         (Zip Code)
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       Registrant's telephone number, including area code: (214) 599-9777


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        (A) DISPOSITION OF SOUTHLAND MEDICAL SUPPLY, INC.(1)

        On February 3, 1999, Phoenix Healthcare Corporation (The "REGISTRANT") entered into an agreement whereby Match, INC. ("CREDITOR"), a company wholly-owned by Ronald E. Lusk, Chairman and Chief Executive Officer of the Registrant, agreed to provide the Registrant with a line of credit in the amount up to $2,000,000 (the "LOAN"). As security for the line of credit, the Registrant gave the Creditor a security interest in all the assets of Southland Medical Supplies, Inc., d/b/a/ Southland Medical Supply ("SOUTHLAND"), a wholly-owned subsidiary of the Registrant.

        On November 15, 1999, the Creditor notified the Registrant that it had defaulted on its obligations outstanding in the principal amount of $954,628 pursuant to the Loan and took possession of the secured assets, including supply inventory, furniture, fixtures and equipment.

        (B) DISPOSITION OF OHI CORPORATION

        On August 10, 1999, the Registrant entered into an agreement with National Health Investors, Inc. ("NHI"), its largest creditor, for the full release and settlement of over $44 million of the Registrant's debt obligations. As part of the settlement, the Registrant has formally assigned its ownership, lease and management interests in its New England based nursing home operations held by OHI Corporation (d/b/a/ Oasis Healthcare), its operating subsidiary, to NHI. NHI was the lender under three loan agreements: the "Heartland Loan Agreement," the "Warner Loan Agreement" and the "Buckley Loan Agreement." NHI was also the direct lender to the Registrant with respect to a Note Purchase Loan Agreement and Promissory Note, the "Trinity Loan Agreement" and "Trinity Loan." The Registrant, and all named borrowers herein, were in default of their existing loan obligations to NHI prior to this transaction.

        The parties to the Heartland Loan Agreement dated July 1, 1996, include NHI together with Heartland Healthcare Corporation, a Massachusetts not-for-profit corporation, VCP Realty Limited Partnership, Epsom Health Limited Partnership, and Maple Leaf Health Limited Partnership, each a New Hampshire Limited Partnership and the holder of collateral assignments of leases to OHI's New England based nursing home operations located in New Hampshire. The borrowers under the Heartland Loan include Epsom Manor, Inc., Epsom Manor Retirement and Congregate Living Center Inc., Villa Crest Inc., and Maple Leaf Health Care, Inc. Under the Warner Loan Agreement, dated May 31, 1997, NHI was the lender with respect to OHI Realty I, L.P. ("OHI LP") and OHI Corp. NHI was also the lender under the Buckley Loan Agreement, dated March 15, 1997, on behalf of Buckley Nursing Home, Inc. and Greenfield Associates Real Estate Trust Inc. The Registrant was the guarantor of all loan obligations.

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(1) On April 22, 1999, the Registrant filed a Form 8-K regarding the acquistion of Southland Medical Supply, Inc. At the time of filing, it was impracticable for the Registrant to provide the required historical and pro forma financial statements and information required. Such statements and information have, to date, not been filed. The Registrant believes that, in light of the information provided in Item 7 of this Form 8-K, it is no longer necessary to amend the Form 8-K filed on April 22, 1999.

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        The parties to the Trinity Loan Agreement and Trinity Loan, dated
January 6, 1998, include NHI as the direct lender, and the Registrant, as borrower. As collateral for the loan, OHI LP, of which the registrant is a general partner, and OHI Corp. granted mortgages on their real property and leasehold estates to secure the Registrant's obligations to NHI.

        In connection with the Settlement Agreement (the "SETTLEMENT AGREEMENT"), the Registrant is relieved of its direct debt obligations in the amount of $9.8 million and loan guarantees aggregating $35.8 million. Under the terms of the Settlement Agreement, a valuation of the facilities was not conducted as all parties stipulated that the value of the collateral did not equal or exceed the amount of the indebtedness. The Registrant has secured a full release and indemnification from NHI with regard to all capital debt and credit obligations associated with OHI Corp.'s nursing home operations.

        (C) ACQUISITION OF HEALTHCARE INFORMATION TECHNOLOGIES, INC.

        On December 15, 1999, the Registrant consummated a transaction pursuant to which it acquired 100 shares of the common stock of Healthcare Information Technologies, Inc. ("HIT"), representing all the issued and outstanding stock of HIT (the "HIT SHARES"). The purchase price of the HIT Shares was 6,513,158 shares of Registrant's common stock. HIT, based in Dallas, Texas, is a technology based company that provides information technologies to healthcare providers. Among the assets acquired are certain healthcare management system and software licensing agreements for which the Registrant has secured exclusive interest.

        Immediately prior to the transaction, Ronald E. Lusk, Chairman and Chief Executive Officer of Registrant, owned ninety-five percent (95%) of the HIT Shares and served as sole director and President of HIT. Other than the foregoing, there are no material relationships between HIT and Registrant or any of its affiliates, any officer or director of Registrant, or any associate of such an officer or director.

ITEM 5. OTHER EVENTS.

        (A) DISPOSITION OF TRINITY REHAB, INC.

        On November 24, 1999, the Registrant discontinued operations of Trinity Rehab, Inc. ("Trinity"), a wholly-owned subsidiary of the Registrant. On that date, Trinity terminated the employment of all of its employees and terminated its existing contracts.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        PRO FORMA FINANCIAL INFORMATION.

        (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

        (B) PRO FORMA FINANCIAL INFORMATION.

        (C) EXHIBITS. The exhibits listed in the exhibit index are filed as part of, or incorporated by reference in, this current report on Form 8-K.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PHOENIX HEALTHCARE CORPORATION



Date: MARCH 8, 2000                         By: Ronald E. Lusk
      -------------                         Chairman and Chief Executive Officer


                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION

2.1 Stock Purchase Agreement dated as of December 15, 1999 by and among Phoenix Healthcare Corporation, Ronald E. Lusk and Carekeeper Software, Inc.



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